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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  January 31, 2001
                                                       -------------------------


                            THE KEITH COMPANIES, INC.
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            (Exact name of registrant as specified in its Charter)


          California                  000-26561                33-0203193
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


               2955 Red Hill Avenue, Costa Mesa, California         92626
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                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (714) 668-7001
                                                   -----------------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Acquisition of Assets of Hook & Associates Engineering, Inc.
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     The Keith Companies, Inc. a California corporation (the "Registrant") is the reporting company under this Form 8-K. On January 31, 2001, HEA Acquisition, Inc., a California corporation ("Buyer") and wholly owned subsidiary of the Registrant acquired substantially all of the assets (the "Assets") and assumed substantially all of the liabilities of privately-held Hook & Associates Engineering, Inc., an Arizona corporation ("Seller") pursuant to that certain Asset Purchase Agreement dated January 31, 2001 by and among Buyer, the Registrant, Seller and the shareholders of Seller (the "Agreement").

     Seller is an engineering and consulting services firm. Seller's headquarters are located in Phoenix, Arizona and it has additional offices in Colorado and Wyoming.

     The purchase price of the Assets consisted of $1,530,000 in cash at closing, a contingent payment of the Registrant's stock of $1,200,000, a subordinated promissory note in the original principal amount of $1,300,000, the payment of which is subject to certain adjustments and contingencies set forth in the Agreement and the assumption by Buyer of certain assumed liabilities of Seller. The cash payment made to Seller at closing was funded by the Registrant's working capital and borrowings under its credit line and additional payments will be funded in the same manner. The consideration exchanged was determined through arms'-length negotiations. There is no material relationship between Seller, Seller's shareholders or their affiliates and Buyer, the Registrant or their affiliates.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as
Exhibit 2.1 and is incorporated herein by this reference.

     A copy of the press release issued by the Registrant on February 1, 2001 concerning the foregoing transaction is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements.
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     (a) and (b)    To the extent required, the Registrant will file the
                    financial statements and pro forma financial statements of the business acquired pursuant to Item 7 of Form 8-K no later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.
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     2.1            Asset Purchase Agreement dated January 31, 2001 by and among
                    Buyer, the Registrant, Seller and the shareholders of Seller.

     99.1           Text of Press Release dated February 1, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2001          THE KEITH COMPANIES, INC.



                                  By: /s/ Aram H. Keith
                                          Aram H. Keith, Chief Executive Officer

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